LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 8, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 1, 2013, OF

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 1, 2013, as supplemented on March 11, 2013, May 9, 2013, and November 8, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 1, 2013, as supplemented on March 11, 2013, May 9, 2013, May 23, 2013, and October 1, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

The following supplements the section of the fund’s Summary Prospectus and Prospectus titled “Performance”:

Effective November 8, 2013, the fund will add the Russell 1000 Value Index as a secondary benchmark. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity market. The Manager believes the addition of a large-cap value benchmark is consistent with the employment of a value discipline in selecting securities that in the Manager’s opinion offer the potential for capital growth.

There will be no change in the fund’s investment objective as a result of the additional benchmark.

Please retain this supplement for future reference.

LMFX016018